EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of QuantumSphere, Inc. (the “Company”) for the period ended March 31, 2015 (the “Report”), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2015	/s/ Kevin Maloney
Kevin Maloney
Chief Executive Officer

Dated: May 15, 2015	/s/ Stephen Gillings
Stephen Gillings
Chief Financial Officer and
Principal Accounting Officer